                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             KENSEY NASH CORPORATION
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                (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    4)  Date Filed:

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

                               [KENSEY NASH LOGO]


         Marsh Creek Corporate Center
         55 East Uwchlan Avenue
         Exton, Pennsylvania  19341


                                            November 1, 1999


         Dear Stockholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1999 Annual Meeting of Stockholders of Kensey Nash Corporation. The Annual Meeting will be held on Wednesday, December 1, 1999 beginning at 10:00 a.m., local time, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341. The formal notice of the Annual Meeting appears on the next page.

         The attached Notice of Annual Meeting and Proxy Statement describe matters that we expect will be acted upon at the meeting. During the meeting, stockholders will view a Company presentation and have the opportunity to ask questions.

         It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

         We are gratified by our stockholders' continued interest in Kensey Nash Corporation and urge you to return your proxy card as soon as possible.

                                      Sincerely,


                                      Joseph W. Kaufmann
                                      President and Chief Executive Officer

                               [KENSEY NASH LOGO]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 1, 1999


To the Stockholders of
Kensey Nash Corporation:

     The Annual Meeting of Stockholders of Kensey Nash Corporation (the "Company") will be held at 10:00 a.m., local time, on Wednesday, December 1, 1999 at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341 for the following purposes:


     (1) To elect two Class I Directors to the Company's Board of Directors;

     (2) To consider and vote upon the Third Amended and Restated Kensey Nash Corporation Nonemployee Directors' Stock Option Plan;

     (3) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ended June 30, 2000; and

     (4) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on October 13, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                         By Order of the Board of Directors,



                         Joseph W. Kaufmann
                         President and Secretary

Exton, Pennsylvania
November 1, 1999

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                             KENSEY NASH CORPORATION
                          MARSH CREEK CORPORATE CENTER
                             55 EAST UWCHLAN AVENUE
                            EXTON, PENNSYLVANIA 19341
                                 (610) 524-0188

                                 PROXY STATEMENT

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KENSEY NASH CORPORATION, A DELAWARE CORPORATION, FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 10:00 A.M., LOCAL TIME, WEDNESDAY, DECEMBER 1, 1999, AT THE OFFICES OF KENSEY NASH CORPORATION, 55 E. UWCHLAN AVENUE, EXTON, PENNSYLVANIA 19341, AND ANY ADJOURNMENTS THEREOF. THIS PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 4, 1999.

     VOTING SECURITIES -- The Board of Directors has fixed the close of business on October 13, 1999, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 7,471,760 shares of Common Stock, par value $.001 per share. Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

     PROXIES -- Joseph W. Kaufmann and Douglas G. Evans, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Messrs. Kaufmann and Evans are officers and directors of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

     REQUIRED VOTE -- A plurality of the votes cast in person or by proxy is required to elect the nominees for director. A majority of the votes cast in person or by proxy is required to (i) approve the proposed Third Amended and Restated Kensey Nash Corporation Nonemployee Directors' Stock Option Plan (the "Restated Plan"); and (ii) ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the fiscal year ended June 30, 2000. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the Record Date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will also count abstentions for purposes of voting on any proposal presented at the meeting or any adjournment thereof. Abstentions will have the same effect as a vote against a proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     STOCKHOLDER LIST -- A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours commencing November 20, 1999, and continuing through the date of the Annual Meeting at the principal offices of the Company, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341.

     ANNUAL REPORT TO STOCKHOLDERS -- THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED JUNE 30, 1999 ("FISCAL YEAR 1999"), CONTAINING FINANCIAL AND OTHER INFORMATION PERTAINING TO THE COMPANY, IS BEING FURNISHED TO STOCKHOLDERS SIMULTANEOUSLY WITH THIS PROXY STATEMENT.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of seven directors. Article Five of the Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class I Directors are to be elected for a term of three years expiring at the 2002 Annual Meeting of Stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT TO CONTINUE TO SERVE AS DIRECTORS OF THE COMPANY. See "Nominees" below.

     The five directors whose terms of office expire in 2000 and 2001 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

     If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the person named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

NOMINEES

     The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                                                          SERVED AS
              NAME                AGE                        POSITION WITH COMPANY                     DIRECTOR SINCE
   ---------------------------   -----   ---------------------------------------------------------    ----------------

   Douglas G. Evans, P.E. ....     35     Chief Operating Officer, Assistant Secretary and Director         1995

   Walter R. Maupay, Jr.......     60     Director                                                          1995

     Mr. Evans has served as Chief Operating Officer of the Company since March 1995, was elected a Director in May 1995 and has served as Assistant Secretary since October 1995. Mr. Evans is responsible for protecting and developing the Company's intellectual property, assessing new technologies, and overseeing the Company's daily operations. From 1989 to 1993, Mr. Evans held several senior positions at the Company in product development and engineering. From 1986 until joining the Company in 1989, Mr. Evans held a number of positions in engineering and business development for several divisions of the General Electric Company. Mr. Evans received a B.S. degree in Engineering Science and a Masters degree in Business Management from Pennsylvania State University and an M.S. degree in Electrical Engineering from the University of Pennsylvania. Mr. Evans is a Registered Professional Engineer in the United States and has served as a Director for Laser Cellular Corporation since 1999.

     Mr. Maupay has been a Director of the Company since June 1995. In May 1995, he retired from his position as Group Executive and President of Calgon Vestal Laboratories, a division of Bristol Myers Squibb, a position he held since January 1995. From 1988 to December 1994, Mr. Maupay served as President of Calgon Vestal Laboratories, then a division of Merck & Co. Mr. Maupay spent thirty-three years in corporate and divisional positions at Merck & Co. Mr. Maupay received a B.S. degree in Pharmacy from Temple University and an M.B.A. degree from Lehigh University. Mr. Maupay has been a Director of Life Medical Sciences, Inc. since 1996 and is a Director of several private companies. Mr. Maupay is Chairman of the Company's Audit Committee and a member of the Compensation and Executive Committee.

OTHER DIRECTORS

     The following persons will continue to serve as Directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.



                                                                                            SERVED AS      TERM
              NAME                      AGE         POSITION WITH COMPANY                DIRECTOR SINCE   EXPIRES
-------------------------------------   ---    -----------------------------------       --------------   -------

Joseph W. Kaufmann...................    47    Chief Executive Officer, President,            1992         2000
                                               Secretary and Director

Harold N. Chefitz....................    64    Director                                       1995         2000

Kenneth R. Kensey, M.D. .............    49    Director                                       1984         2001

John E. Nash, P.E. ..................    64    Vice President of New Technologies and         1984         2001
                                               Director

Robert J. Bobb.......................    51    Director                                       1984         2001


     Mr. Kaufmann has served as Chief Executive Officer and President of the Company since March 1995. Mr. Kaufmann joined the Company in 1989 as Chief Financial Officer and was appointed Vice President, Finance and Administration in January 1994. He has been a Director since September 1992 and has served as Secretary since 1989. Prior to joining the Company, Mr. Kaufmann held executive finance positions at divisions of both Hanson, PLC and Syntex Corporation. Mr. Kaufmann received a B.S. degree in Accounting from St. Joseph's University. Mr. Kaufmann is Chairman of the Company's Executive Committee.

     Mr. Chefitz has been a Director of the Company since June 1995. Mr. Chefitz has numerous years of experience in investment banking in the healthcare industry and is presently a General Partner at CK Capital L.P., as well as a Partner at Boles Knop & Company LLC. He was a Senior Managing Director of Gerard Klauer Mattison & Co. LLC from June 1995 through November 1998 and has been a Director of Warner Chilcott since 1995 and of Precision Therapeutics since 1999. From March 1993 until March 1995, he served as a Managing Director and Head of Healthcare Investment Banking for Prudential Securities Incorporated in New York City. Mr. Chefitz received a B.S. degree from Boston University and attended Boston College Law School. Mr. Chefitz is a member of the Company's Audit, Compensation and Executive Committees.

     Dr. Kensey is a co-founder and a Director of the Company. He served as Chairman of the Board since its inception in 1984 until October 1998. He also served as the Company's Chief Executive Officer until 1992. Currently, Dr. Kensey is a limited partner in several real estate holding companies and is involved in several private research and development companies as well. Prior to his co-founding of the Company, Dr. Kensey was a cardiology fellow at Michael Reese Hospital in Chicago. Dr. Kensey received a B.A. degree from Ohio Wesleyan University and an M.D. degree from Ohio State University.

     Mr. Nash is a co-founder of the Company and is currently the Vice President of New Technologies and a Director. He served as Vice Chairman of the Board and Executive Vice President from 1984 to October 1998. Prior to his co-founding the Company, Mr. Nash was employed by Syntex Corporation in a number of engineering and development positions within its Syntex Dental subsidiary, including Vice President of

Research and Development. Mr. Nash holds qualifications in Mechanical and Production Engineering from Kingston College of Technology in the United Kingdom and is a Registered Professional Engineer in both the United Kingdom and the United States.

     Mr. Bobb has been a Director of the Company since 1984. For over fifteen years, Mr. Bobb has been a principal equity investor and key management participant in a number of operating companies. Mr. Bobb received a B.S. degree from Western Michigan University and a J.D. degree from the University of Notre Dame Law School and studied at the University of Belgrade and the University of London. Mr. Bobb is Chairman of the Company's Compensation Committee and a member of the Audit and Executive Committees.

     DIRECTOR COMPENSATION -- The Company does not pay additional cash compensation to executive officers for their service as directors. During fiscal year 1999, nonemployee directors were paid a fee of $2,500 per meeting (not to exceed $10,000 per fiscal year) plus travel expenses and other costs associated with attending meetings. Pursuant to the Kensey Nash Corporation Nonemployee Directors' Stock Option Plan (the "Directors' Plan"), each nonemployee director was granted options to purchase 5,000 shares of Common Stock upon the Company's initial public offering, exercisable at $12.00 per share. In consideration of their service on the Board of Directors, on the date of each annual meeting of the stockholders of the Company, each nonemployee director who is elected, re-elected or continues to serve as a director because his term has not expired is entitled to receive Non-Qualified Stock Options ("NQSOs") to purchase 5,000 shares of Common Stock, exercisable at the fair market value of such shares on the date of grant. Upon stockholder approval, the Board of Directors has agreed to increase these annual option grants to 7,500 shares of Common Stock. In addition, the Compensation Committee has authorized, subject to Board of Directors approval, and stockholders' approval of the Restated Directors' Plan, additional grants of stock options for 15,000 shares to each of Messrs. Bobb, Chefitz and Maupay. The exercise price of these options will be the fair market value of the underlying Common Stock on the date of grant.

     MEETINGS -- During fiscal year 1999, the Board of Directors held six formal meetings. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the Board of Directors on which he served.

     COMMITTEES OF THE BOARD OF DIRECTORS -- The Board of Directors has established an Audit Committee, a Compensation Committee and an Executive Committee. The Audit Committee includes Messrs. Bobb, Chefitz and Maupay (Chairman), each a nonemployee director. The Compensation Committee includes Messrs. Bobb (Chairman), Chefitz and Maupay. The Executive Committee includes Messrs. Kaufmann (Chairman), Bobb, Chefitz and Maupay. The Company does not have a Nominating Committee.

     The Audit Committee generally has responsibility for recommending independent auditors to the Board of Directors for selection, reviewing the plan and scope of the accountants' audit, reviewing the Company's audit and control functions and reporting to the full Board of Directors regarding all of the foregoing. The Audit Committee held one formal meeting in fiscal year 1999.

     The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards for the determination of executive compensation, reviewing the Company's executive policies and reporting to the full Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Employee Plan and the Directors' Plan, determining the number of options to be granted to the Company's executive officers and employees pursuant to the Employee Plan, and reporting to the full Board of Directors regarding the foregoing functions. The Compensation Committee held one formal meeting in fiscal year 1999. See "Report of the Compensation Committee of the Board of Directors."

     The Executive Committee has those responsibilities delegated to it from time to time by the Board of Directors. The Executive Committee held three formal meetings in fiscal year 1999.

EXECUTIVE OFFICERS

     The Board of Directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board. See "Executive Compensation and Certain Transactions -- Employment Agreements." Each of Messrs. Kaufmann, Evans and Nash has an employment agreement with the Company. In addition, Ms. Julie N. Broderick, Vice President of Clinical and Regulatory Affairs, and Ms. Wendy F. DiCicco, Chief Financial Officer, have employment agreements with the Company. Ms. Broderick is Mr. Nash's daughter.

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT -- Section 16 of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers, directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with during fiscal year 1999, except Mr. Maupay inadvertently failed to timely file a Form 4 for a purchase of 1,000 shares of Common Stock.

                 EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

     The following table sets forth information with respect to the cash compensation paid by the Company for services rendered during the fiscal years ended June 30, 1999, 1998 and 1997 to its chief executive officer and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during fiscal year 1999 (each, a "Named Executive Officer").



                                       SUMMARY COMPENSATION TABLE
                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                                           ANNUAL COMPENSATION                       AWARDS
                                                -----------------------------------------      ------------------
                                                                             OTHER ANNUAL          SECURITIES
                                                 SALARY            BONUS     COMPENSATION      UNDERLYING OPTIONS
NAME AND PRINCIPAL POSITION             YEAR       ($)              ($)           ($)                 (#)
-----------------------------------    ------   ---------        --------    ------------      ------------------
John E. Nash, P.E.                      1999    $ 200,000              --     $   3,750(1)               --
 Vice President of New                  1998    $ 200,000              --     $   9,000(1)               --
 Technologies and Director              1997    $ 200,000              --     $   9,000(1)               --

Joseph W. Kaufmann                      1999    $ 200,000         $75,000     $   9,000(1)          300,000
 President, Chief Executive Officer,    1998    $ 200,000              --            --              30,000(2)
 Secretary and Director                 1997    $ 200,000              --            --              60,000(3)

Kenneth R. Kensey, M.D.                 1999     $ 66,667 (4)          --     $   3,000(1)               --
 Director                               1998    $ 200,000              --     $   9,000(1)               --
                                        1997    $ 200,000              --     $   9,000(1)               --

Douglas G. Evans, P.E.                  1999    $ 160,000         $63,000     $   9,000(1)          170,000
 Chief Operating Officer, Assistant     1998    $ 155,000              --            --              15,000(2)
 Secretary and Director                 1997    $ 130,000              --            --              30,000(3)

Julie N. Broderick                      1999     $ 98,750         $20,000            --              30,000
 Vice President of Clinical             1998     $ 87,522          $1,673            --               7,000(2)
 and Regulatory Affairs                 1997     $ 79,898          $3,128            --               9,000(3)

Wendy F. DiCicco, CPA                   1999     $ 85,780         $20,000            --              30,000
 Chief Financial Officer                1998     $ 75,717          $1,480            --               7,000(2)
                                        1997     $ 71,386          $2,763            --               7,500(3)


---------------------------
(1) Represents allowance for automobile.
(2) Granted August 28, 1998.
(3) Granted July 23, 1997.
(4) Dr. Kensey served as Chairman of the Board until October 1998. If he had served for the full fiscal year 1999, his salary would have been $200,000.

     OPTION GRANTS IN FISCAL YEAR 1999 -- The following table provides information on grants of stock options and stock appreciation rights in fiscal year 1999 to the Named Executive Officers pursuant to the Employee Plan.


                                            OPTION/SAR GRANTS IN FISCAL YEAR 1999

                                      INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------
                                                                                              POTENTIAL REALIZABLE VALUE AT
                                                    PERCENT OF                                   ASSUMED ANNUAL RATES OF
                                                       TOTAL                                  STOCK PRICE APPRECIATION FOR
                                                     OPTIONS/                                         OPTION TERM
                                      OPTIONS/         SARS                                   -----------------------------
                                       SARs         GRANTED TO     EXERCISES OR
                                      GRANTED      EMPLOYEES IN     BASE PRICE    EXPIRATION
               NAME                     (#)         FISCAL YEAR       ($/Sh)         DATE         5% ($)         10%($)
-----------------------------------  ---------     ------------    ------------   ----------  -------------   -------------
John E. Nash, P.E. ................     --             --                --           --           --             --

Joseph W. Kaufmann.................   300,000         43.5%             $8.75       4/9/09     $1,650,848     $4,183,574

Kenneth R. Kensey, M.D. ...........     --             --                --           --           --             --

Douglas G. Evans, P.E. ............   170,000         24.7%             $8.75       4/9/09       $935,481     $2,370,692

Julie N. Broderick.................    30,000          4.4%             $8.75       4/9/09       $165,085       $418,357

Wendy F. DiCicco, CPA..............    30,000          4.4%             $8.75       4/9/09       $165,085       $418,357

     AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND YEAR-END 1999 OPTION VALUES -- The following table provides information on the Named Executive Officers' unexercised and exercised options granted under the Employee Plan at June 30, 1999

     AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND YEAR-END 1999 OPTION VALUES


                                                               NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                              SHARES                          UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                             ACQUIRED      VALUE           OPTIONS AT YEAR-END 1999(#)           YEAR-END 1999($)(1)
                           ON EXERCISE   REALIZED         ----------------------------------------------------------------
           NAME                (#)          ($)           EXERCISABLE      UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------------
John E. Nash, P.E. ........     --         --                    --                 --           --                  --
                                                                                                 $0
Joseph W. Kaufmann.........     --         --               361,000            370,000                          $11,250

Kenneth R. Kensey, M.D ....     --         --                    --                 --           --                  --
                                                                                                 $0
Douglas G. Evans, P.E. ....     --         --               210,000            205,000                           $5,625
                                                                                                 $0
Julie N. Broderick.........     --         --                26,000             43,000                           $2,625
                                                                                                 $0
Wendy F. DiCicco, CPA......     --         --                 5,375             42,625                           $2,625

------------------
(1) The value per option is calculated by subtracting the exercise price from the closing price of the Common Stock on the Nasdaq National Market on June 30, 1999 of $8.00.

EMPLOYMENT AGREEMENTS

     Each of Messrs. Kaufmann and Evans is party to three-year written Employment and Non-Competition Agreements with the Company which expire in July, 2001. These agreements provide for annual base salaries of $200,000 and $160,000, respectively, subject to annual increases as determined by the Board of Directors, and a $750 per month automobile allowance. An annual bonus may be paid at the discretion of the Board of Directors. The agreements restrict Messrs. Kaufmann and Evans from competing with the Company during the term of the agreement and for twelve months after termination of their employment with the Company. Messrs. Kaufmann and Evans are also party to Termination and Change in Control Agreements pursuant to which upon a Change in Control or Termination (as defined therein) they will be entitled to receive, among other things, severance pay equal to their base salary for a period of two years. Messrs. Kaufmann and Evans would be entitled to receive an additional payment, net of taxes, to compensate for the excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended. Pursuant to a Change in Control, all unvested options granted to Messrs. Kaufmann and Evans shall immediately become vested.

     Mr. Nash is party to a three-year written Employment and Non-Competition Agreement with the Company which expires in December, 2001. This agreement provides for an annual base salary of $200,000, subject to annual increases as determined by the Board of Directors. If Mr. Nash reduces his level of employment, his base salary shall be proportionately reduced. An annual bonus may be paid at the discretion of the Board of Directors. The agreement restricts Mr. Nash from competing with the Company during the term of the agreement and for twelve months after termination of his employment with the Company. Mr. Nash is also party to a Termination and Change in Control Agreement pursuant to which upon a Change in Control or Termination (as defined therein) he will be entitled to receive, among other things, severance pay equal to his base salary for a period of two years. Mr. Nash would be entitled to receive an additional payment, net of taxes, to compensate for the excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended. Pursuant to a Change in Control, all unvested options granted to Mr. Nash shall immediately become vested.

     Each of Ms. Broderick and Ms. DiCicco is party to two-year written Employment and Non-Competition Agreements with the Company which expire in April, 2001. These agreements provide for annual base salaries of $100,512 and $88,150, respectively, subject to annual increases as determined by the Board of Directors. An annual bonus may be paid at the discretion of the Board of Directors. The agreements restrict Ms. Broderick and Ms. DiCicco from competing with the Company during the term of the agreement and for twelve months after termination of their employment with the Company. Ms. Broderick and Ms. DiCicco are also party to Termination and Change in Control Agreements pursuant to which upon a Change in Control or Termination (as defined therein) they will be entitled to receive, among other things, severance pay equal to their base salary for a period of two years. Ms. Broderick and Ms. DiCicco would be entitled to receive an additional payment, net of taxes, to compensate for the excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended. Pursuant to a Change in Control, all unvested options granted to Ms. Broderick and Ms. DiCicco shall immediately become vested.

401(K) PLAN

     The Company's 401(k) Salary Reduction Plan and Trust (the "401(k) Plan") became effective on July 1, 1989. All employees of the Company that are at least 21 years of age are eligible to participate in the 401(k) Plan. An eligible employee may elect to contribute one to 15 percent of his or her compensation each year, instead of receiving that amount in cash, up to the legal limit.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The objectives of the Compensation Committee in determining the levels and components of executive compensation are (i) retaining the executive officers in their present positions, (ii) providing them with both cash and equity incentives to further the interests of the Company and its stockholders, (iii) compensating them at levels comparable to those of executive officers at other medical device companies at a comparable stage of development, and (iv) attracting executive officers whose experience and backgrounds would help the growth and development of the Company. Generally, the compensation of all executive officers is composed of a base salary plus a discretionary bonus based upon achievement of specified goals. In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

     The Compensation Committee determined the terms of the employment agreements for each of Messrs. Kaufmann, Evans and Nash, as well as Ms. Broderick and Ms. DiCicco. In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at medical device companies at a comparable stage of development, including other publicly-held companies that are developing medical device products, and the Company's general compensation practices. Based on these criteria, the employment agreement for Mr. Kaufmann provides for a base salary of $200,000 for fiscal years 1999, 2000 and 2001.

     Discretionary bonuses for each of the Company's executive officers are directly tied to achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer. The Compensation Committee awarded Mr. Kaufmann a bonus of $75,000 for fiscal year 1999. Mr. Kaufmann's bonus for fiscal year 2000 will be based upon the achievement of specified objectives, including achievement of revenue and earnings per share goals in the Company's Annual Plan. The fiscal year 2000 bonus will be subject to the discretion of the Board of Directors.

      The Compensation Committee also grants stock options, from time to time, to executive officers and other employees in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. The exercise price of these stock options is generally the fair market value of the Common Stock on the dates of grant. The options generally vest over a three-year period, based on the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. On April 20, 1999, the Compensation Committee approved a grant of 300,000 stock options for Mr. Kaufmann, 170,000 stock options for Mr. Evans and 30,000 stock options for each of Ms. Broderick and Ms. DiCicco. In addition to three-year vesting periods, these options will only become exercisable prior to April 9, 2006 in the event that the price of the underlying Common Stock reaches specific strike prices of $15, $17 and $20 respectively, over the three year period. The exercise price of these options is the fair market value of the underlying Common Stock on the date of the grant.

     The Compensation Committee granted options based upon its belief that it is necessary in a highly competitive environment to provide key personnel the opportunity for significant continuing equity participation and incentive to create stockholder value over a longer investment horizon. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. In making stock option grants to executives under the Employee Plan, the Compensation Committee considered a number of factors, including the past performance of the executive, achievement of specific delineated goals, the responsibilities of the executive, review of compensation of executives in medical device companies at a comparable stage of development, and review of the number of stock options each executive currently possesses.

     COMPLIANCE WITH SECTION 162(M) -- The Compensation Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company. Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), provides that compensation paid to certain executive officers in excess of $1,000,000 is nondeductible by the Company for Federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee comprised solely of two or more independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved by stockholders in advance of payment. The Compensation Committee believes that the requirements of Section 162(m) may arbitrarily impact the Company. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m), if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

                                      COMPENSATION COMMITTEE
                             -------------------------------------------

                                     Robert J. Bobb, Chairman
                                        Harold N. Chefitz
                                      Walter R. Maupay, Jr.

                                PERFORMANCE GRAPH

      The following graph shows a comparison of cumulative total returns during the period commencing on December 13, 1995, the date of the Company's initial public offering, and ending on June 30, 1999, for the Company, the Nasdaq Market Composite Index, Standard & Poor's Medical Products and Supplies Index and Russell 2000 Index. The Company added the Russell 2000 Index in fiscal year 1999 to the performance graph because it believes that the Russell 2000 Index more accurately represents the Company's industry than the Standard & Poor's Medical Products and Supplies Index. The comparison assumes $100 was invested on December 13, 1995, in the Common Stock of the Company, the Nasdaq Market Composite Index, Standard & Poor's Medical Products and Supplies Index and Russell 2000 Index, and assumes the reinvestment of all dividends, if any. Although the Common Stock was offered at $12.00 per Share in the initial public offering, the performance graph must begin with the closing price of the Common Stock on the date of the initial public offering, which was $13.00.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                   [GRAPHIC]


                                                           12/13/95  6/30/96  6/30/97   6/30/98   6/30/99
                                                           --------  -------  -------   -------   -------

 KENSEY NASH CORPORATION                                      100      103       83        73        62

 Nasdaq Market Composite Index                                100      112      138       181       258

 Standard & Poor's Medical Products and Supplies Index        100      101      140       178       212

 Russell 2000 Index                                           100      111      127       146       146

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of October 13, 1999, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Executive Officers and (iv) all Company executive officers and directors as a group.

                                                                            AMOUNT AND NATURE OF         PERCENT OF
     NAMES AND ADDRESS                                                    BENEFICIAL OWNERSHIP (1)         CLASS
     ----------------------------------------------------------------     -----------------------        ----------
                                                                                        2,136,327
     Kenneth R. Kensey, M.D. (2)(4)..................................                                        28.6%
                                                                                          965,000
     John E. Nash, P.E. (3)(5).......................................                                        12.9
                                                                                          556,833
     Joseph W. Kaufmann (3)(6).......................................                                         7.1
                                                                                          296,050
     Douglas G. Evans, P.E. (7)......................................                                         3.8
                                                                                           65,001
     Robert J. Bobb (8)..............................................                                           *
                                                                                           44,484
     Julie N. Broderick (9)..........................................                                           *
                                                                                           13,501
     Walter R. Maupay, Jr.(10).......................................                                           *
                                                                                           12,501
     Harold N. Chefitz(11)...........................................                                           *
                                                                                           10,809
     Wendy F. DiCicco, CPA (12)......................................                                           *

     All Named Executive Officers and Directors as a group                              4,100,506
       (9 persons)...................................................                                        50.2%

------------------
*    Denotes less than one percent.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares owned by them.
(2) The address of the stockholder is c/o Edgehill Enterprises, 75 East Uwchlan Ave., Exton, Pennsylvania 19341.
(3) The address of the stockholder is c/o the Company, 55 East Uwchlan Ave., Exton, Pennsylvania 19341.
(4) Represents 2,136,327 shares of Common Stock held by the Kenneth Kensey Revocable Trust. Excludes 18,750 shares of Common Stock held by the Kenneth Kensey Gift Trust, to which Dr. Kensey disclaims beneficial interest.
(5) Represents 965,000 shares of Common Stock held by the John E. Nash Revocable Trust.
(6) Represents 165,833 shares of Common Stock and 391,000 stock options which may be exercised within 60 days.
(7) Represents 70,000 shares of Common Stock held by the Douglas G. Evans Revocable Trust, 1,050 shares held indirectly by his minor children and 225,000 stock options which may be exercised within 60 days.
(8) Represents 52,500 shares of Common Stock held by Mr. Bobb and 12,501 stock options which may be exercised within 60 days.
(9) Represents 13,150 shares of Common Stock held by Ms. Broderick and 31,334 stock options which may be exercised within 60 days.
(10) Represents 1,000 shares of Common Stock held by Mr. Maupay and 12,501 stock options which may be exercised within 60 days.
(11) Represents 12,501 stock options held by Mr. Chefitz which may be exercised within 60 days.
(12) Represents 600 shares of Common Stock held by Ms. DiCicco and 10,209 stock options which may be exercised within 60 days.

                                   PROPOSAL 2
                    APPROVAL OF THE RESTATED DIRECTORS' PLAN

BACKGROUND

     Effective April 1, 1995, the Board of Directors adopted the Directors' Plan pursuant to which options to acquire up to 30,000 shares of Common Stock may be issued on the terms described below. On December 4, 1996, it was proposed and approved by stockholders at the Annual Meeting to reserve an additional 30,000 shares of Common Stock for the Directors' Plan, bringing the total number of shares in the Directors' Plan to 60,000. The Directors' Plan provides for (i) the grant of an option to purchase 5,000 shares of Common Stock to each participant who was a nonemployee director of the Company or of a subsidiary on the initial public offering date (the "Initial Grant") and (ii) a grant of an option to purchase 5,000 shares of Common Stock on the date of each regular annual stockholder meeting to each participant who is a nonemployee director upon such date and either is continuing as a nonemployee director subsequent to the meeting or who is elected at such meeting to serve as a nonemployee director (the "Annual Grant"). The Directors' Plan currently does not provide for any grants of options other than the Initial Grant and the Annual Grant.

     On October 22, 1999, the Board of Directors agreed to present the Restated Directors' Plan for stockholder approval at the Annual Meeting. The Restated Directors' Plan (i) authorizes and reserves an additional 150,000 shares for the Directors' Plan, all of which are reserved for nonemployee directors, (ii) increases the Annual Grant by an additional 2,500 shares of Common Stock, and
(iii) provides that additional grants of options may be made, from time-to-time, as determined by the Compensation Committee. Assuming the adoption of Proposal 2, if options for 210,000 shares of Common Stock available under the Restated Directors' Plan were issued, such shares would constitute approximately 3% of the issued and outstanding Common Stock on October 13, 1999. The Restated Directors' Plan will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Board believes that the size of the Restated Directors' Plan is appropriate.

     The Board of Directors believes that the well recognized benefits of stock option plans outweigh any burden on or dilution of the stockholders attendant to the award of stock options, and include (i) the encouragement of the acquisition of nonemployee directors of a proprietary interest in the Company; and (ii) better alignment of the interests of nonemployee directors with the interests of the Company's stockholders. In adopting the Restated Directors' Plan, the Board of Directors noted that many other companies have adopted equity plans to compensate their nonemployee directors with grants comparable in size to that to be effected by the Restated Directors' Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RESTATED DIRECTORS' PLAN, AND BELIEVES THAT THE RESTATED DIRECTORS' PLAN IS APPROPRIATE TO COMPENSATE NONEMPLOYEE DIRECTORS.

     The following brief summary of certain features of the Restated Directors' Plan is qualified in its entirety by reference to the full text of the Restated Directors' Plan, copies of which will be furnished by the Company without charge upon written request.

SUMMARY OF PROVISIONS

     The Company's Board of Directors approved the adoption of the Restated Directors' Plan effective as of December 1, 1999, subject to stockholders' approval. The Restated Directors' Plan grants nonqualified stock options for the purchase of Common Stock to directors who are not employees.

     The purpose of the Restated Directors' Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors to achieve long-term growth in stockholder equity in the Company, to further align the interest of such directors with those of the Company's stockholders and to retain the association of these directors. The Restated Directors' Plan currently is administered by the Compensation Committee.

     The Restated Directors' Plan provides for the award of up to 210,000 shares of Common Stock. The Restated Directors' Plan provides for (i) the grant of an option to purchase 5,000 shares of Common Stock to each participant who was a nonemployee director of the Company or of a subsidiary on the initial public offering date and (ii) a grant of an option to purchase 7,500 shares of Common Stock on the date of each regular annual stockholder meeting after the effective date to each participant who is a nonemployee director upon such date and either is continuing as a nonemployee director subsequent to the meeting or who is elected at such meeting to serve as a nonemployee director. In addition, the Restated Directors' Plan provides that additional grants of options may be made, from time-to-time, as determined by the Compensation Committee ("Additional Grants"). Options granted under the Restated Directors' Plan must provide for the purchase of Common Stock at fair market value on the date of grant. No stock option may be exercisable later than the tenth anniversary of the date of its grant.

     As of October 13, 1999, stock options for 52,500 shares have been granted under the terms of the Directors' Plan, 25,002 of which are exercisable. The benefits to be received by participants in the Directors' Plan are not currently determinable. In addition, the Compensation Committee has authorized, subject to Board of Directors approval and stockholders' approval of the Restated Directors' Plan, Additional Grants of options for 15,000 shares under the terms of the Directors' Plan to each of Messrs. Bobb, Chefitz and Maupay.

                               NEW PLAN BENEFITS
                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

NAME AND POSITION                                                      DOLLAR VALUE ($)           NUMBER OF UNITS
---------------------------------------------------------------     ----------------------      --------------------
Joseph W. Kaufmann, Chief Executive Officer,
   President,   Secretary and Director......................                 --                         --

Kenneth R. Kensey, M.D., Director...........................                 --                         --
John E. Nash, P.E., Vice President of New
   Technologies and Director................................                 --                         --
Douglas G. Evans, P.E., Chief Operating Officer,   Assistant
   Secretary and Director...................................                 --                         --
Executive Group.............................................                 --                         --
Nonemployee Director Group(1)...............................                 --                      52,500
Non-Executive Officer Employee Group........................                 --                         --

----------------
(1) The dollar value of the grants is indeterminate at this time as grants will be subject to a vesting schedule and the value of the grants will be dependent on the price of the Common Stock achieving levels above the grant price. All of the grants were granted at the fair market value of the Common Stock on the date of grant.

EFFECT OF FEDERAL INCOME TAXATION

     Stock options granted under the Restated Directors' Plan are NQSOs. The following summary of tax consequences with respect to the awards granted under the Restated Directors' Plan is not comprehensive and is based upon laws and regulations in effect on October 13, 1999. Such laws and regulations are subject to change.

     There are generally no Federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation income and will generally be deductible for tax purposes by the Company. The disposition of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the option holder, but will have no consequences for the Company. See "Report of the Compensation Committee of the Board of Directors" for the description of the implications of
Section 162(m).

     In the event that any payments or rights accruing to an option holder upon a "change in control", or any other payments awarded under the Restated Directors' Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the option holder from the Company, the option holder may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

                                   PROPOSAL 3
                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company's financial statements for 2000. Deloitte & Touche LLP has acted as auditors for the Company since 1990.

     The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Deloitte & Touche LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche LLP, the Board of Directors will interpret this as an instruction to seek other auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE 2000 FISCAL YEAR.

     It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

                         MISCELLANEOUS AND OTHER MATTERS

     SOLICITATION -- The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

     PROPOSALS OF STOCKHOLDERS -- Proposals of stockholders intended to be considered at the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to October 31, 2000.

     OTHER BUSINESS -- The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

     ADDITIONAL INFORMATION -- THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF THE THIRD AMENDED AND RESTATED KENSEY NASh CORPORATION NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS FILED WITH THE SEC, AND ITS ANNUAL REPORT ON FORM 10-K FOR ITS 1999 FISCAL YEAR, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO SUCH ANNUAL REPORT UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO KENSEY NASH CORPORATION--INVESTOR RELATIONS, 55 EAST UWCHLAN AVENUE, EXTON, PENNSYLVANIA 19341, ATTENTION:
SECRETARY.

                                         By order of the Board of Directors,



                                         Joseph W. Kaufmann
                                         President and Secretary

Exton, Pennsylvania
November 1, 1999

                                                                       EXHIBIT A
                           THIRD AMENDED AND RESTATED
                             KENSEY NASH CORPORATION
                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                   ARTICLE I
                                 ESTABLISHMENT

     1.1 Purpose . The Kensey Nash Corporation Nonemployee Directors' Stock Option Plan ("Plan") is hereby established by Kensey Nash Corporation ("Company"), effective September 1, 1995 ("Effective Date"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors of the Company who are not employees and to further align the interests of such directors with those of the stockholders of the Company and to achieve long-term growth and performance of the Company. The Plan and the grant of Options thereunder are expressly conditioned upon the Plan's approval by the security holders of the Company to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and if such approval is not obtained, then the Plan and all Options granted thereunder shall be null and void ab initio.

                                   ARTICLE II
                                  DEFINITIONS

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1 "Affiliate" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2 "Agreement" or "Option Agreement" means, individually or collectively, any agreement entered into pursuant to this Plan pursuant to which an Option is granted to a Participant.

     2.3 "Board of Directors" or "Board" means the Board of Directors of the Company.

     2.4 "Change in Control" shall be deemed to have occurred on the first to occur of any of the following events:

                  (a) An acquisition of at least twenty percent (20%) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided that such acquisition would result in the Kensey Nash Entities beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) following the acquisition less than forty percent (40%) of the Outstanding Company Common Stock or less than forty percent (40%) of the Outstanding Company Voting Securities; or

                  (b) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred

                                                                       EXHIBIT A

         to in this Section as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

                  (c) A change in the composition of the Board such that the individuals who, as of the date of the Public Offering, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section, that any individual who becomes a member of the Board subsequent to the date of the Company's Public Offering whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the foregoing provisions of this Section, the following shall be excluded from the events described in (a) and (b) above: (i) any acquisition by or consummation of a or Corporate Transaction with the Company, an Affiliate or by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (ii) any acquisition by or consummation of a Corporate Transaction with a Kensey Nash Entity, (iii) the acquisition by or consummation of a or Corporate Transaction with any Person who beneficially owned, immediately prior to such acquisition or Corporate Transaction, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, or (iv) any acquisition or Corporate Transaction, if more than a majority of the beneficial ownership of the entity resulting from the acquisition or Corporate Transaction is held by Persons who held the beneficial ownership of the Outstanding Company Voting Securities before the acquisition or Corporate Transaction.

     2.5 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

     2.6 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.7 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan.

     2.8 "Common Stock" means the shares of the $.01 par value common stock of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.9 "Company" means Kensey Nash Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.10 "Director" means each and any director who serves on the Board and who is not an officer or employee of the Company or any of its Affiliates.

                                                                       EXHIBIT A

     2.11 "Disability" means a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of the Plan shall not be construed to be an admission of disability for any other purpose.

     2.12 "Effective Date" means September 1, 1995.

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.14 "Extraordinary Termination of Directorship" means the Termination of Directorship of the Participant due to death or Disability.

     2.15 "Fair Market Value" means:

                  (a) prior to a Public Offering, the value determined on the basis of the good faith determination of the Committee and without regard to whether the Common Stock is restricted, illiquid or represents a minority interest, unless expressly provided otherwise in an Agreement; and

                  (b) on or after a Public Offering, the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

                           (i) if the Common Stock is listed on a national
                  securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

                           (ii) if the Common Stock is not listed on a national
                  securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

                           (iii) if, on the relevant date, the Common Stock is
                  not publicly traded or reported as described in (i) or (ii), the value determined in good faith by the Committee.

     2.16 "Grant Date" means the date that as of which an Option is granted pursuant to the Plan.

     2.17 "Kensey Nash Entities" mean Kenneth R. Kensey ("Kensey") and John Nash ("Nash"), their respective spouses, their respective heirs, and any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which any of Kensey, Nash, their spouses or their heirs is a member for purposes of acquiring, holding or disposing of securities of the Company, any trust established by or for the benefit of any of the foregoing and any other entity controlled by or for the benefit of any of the foregoing.

                                                                       EXHIBIT A

     2.18 "Kensey Nash Interests" mean the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or the pecuniary interest (within the meaning of Rule 16a-1 promulgated under the Exchange Act) of the Kensey Nash Entities in the outstanding voting securities of the Company entitled to vote generally in the election of directors or such other securities as may be specifically referenced.

     2.19 "NASDAQ" means The Nasdaq Stock Market, including the Nasdaq National Market.

     2.20 "Option" means the right to purchase the number of shares of Common Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

     2.21 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and Article V.

     2.22 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 5.3.

     2.23 "Participant" means a Director to whom an Option has been granted under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such appointed Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants; a partnership the interests in which are for the benefit of the Participant, the Participant's parents, spouse or descendants; or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with an application of Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Directorship" shall mean the Termination of Directorship of the Director.

     2.24 "Plan" means the Kensey Nash Corporation Nonemployee Directors' Stock Option Plan, as herein set forth and as may be amended from time to time.

     2.25 "Public Offering" means the initial public offering of shares of Common Stock under the Securities Act.

     2.26 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred by the Committee; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.27 "Rule 16b-3" or "Rule 16a-1(c)(3)" mean Rule 16b-3 and Rule 16a-1(c)(3), as promulgated under the Exchange Act, as amended from time to time, or any successor thereto, in effect and applicable to the Plan and Participants.

     2.28 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2.29 "Termination of Directorship" means the occurrence of any act or event that actually or effectively causes or results in the person's ceasing, for whatever reason, to be a Director of the Company or

                                                                       EXHIBIT A

of any Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. A person who becomes an employee or officer of the Company shall not have incurred a Termination of Directorship.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1 Committee Structure and Authority . The Plan shall be administered by the Committee which, except as provided herein, shall be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes another committee whose purpose is the administration of the Plan. In the absence of an appointment, the Board shall be the Committee; provided that only those members of the Compensation Committee of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan and the Company's intent that transactions be exempt under Rule 16b-3:

                  (a) to determine the terms and conditions of any Option granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Option and the shares of Common Stock relating thereto);

                  (b) to provide for the forms of Agreement to be utilized in connection with the Plan;

                  (c) to determine whether a Participant has a Disability or retires;

                  (d) to determine what securities law requirements are applicable to the Plan, Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

                  (e) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under the Plan;

                  (f) to determine the restrictions or limitations on the transfer of Common Stock;

                                                                       EXHIBIT A


                  (g) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Sections 6.1 and 6.3;

                  (h) to provide for any forms to be utilized in connection with the Plan;

                  (i) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Options;

                  (j) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other entity to obtain a deduction or as may be otherwise required by law;

                  (k) to determine whether and with what effect an individual has incurred a Termination of Directorship;

                  (l) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

                  (m) to determine whether an Option is to be adjusted or modified;

                  (n) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

                  (o) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

                  (p) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

                                   ARTICLE IV

                       SPECIAL PROVISIONS REGARDING STOCK

     4.1 Number of Shares . Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for issuance pursuant to Options under the Plan shall be 210,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                                                                       EXHIBIT A


     4.2 Release of Shares . If any shares of Common Stock that have been optioned cease to be subject to an Option, if any shares of Common Stock that are subject to any Option are forfeited, if any Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Option including the satisfaction of any tax withholding, such shares, in the discretion of the Committee, may again be available for distribution in connection with Options under this Plan. If any shares could not again be available for Options to a particular Participant under any applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

     4.3 Restrictions on Shares . Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange, NASDAQ or other public market on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in the Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4 Stockholder Rights . No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the Option or any portion thereof, the Company will have thirty
(30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

     4.5 Best Efforts To Register . If there has been a Public Offering, the Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

     4.6 Adjustments . In the event of any change in capitalization, such as a stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the

                                                                       EXHIBIT A


Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

     4.7 Transfer of Shares . A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Option to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interests of which are principally for the benefit of the Participant, his parents, spouse or descendants or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. Any transfer of shares received pursuant to the exercise of an Option shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision respecting Common Stock under the Agreement, provided that "Termination of Directorship" shall continue to refer to the Termination of Directorship of the Director.

     4.8 Limited Transfer During Offering . In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

     4.9 Committee Discretion . The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Option (including the purchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Section shall be construed by the Committee and shall be subject to such other terms and conditions as the Committee may from time to time determine.

     4.10 No Company Obligation . None of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Common Stock or an Option, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Option or the Company's purchase of Common Stock or an Option from such holder in accordance with the terms hereof.


                                   ARTICLE V
                                    OPTIONS

     5.1 Eligibility . Each Director shall be granted Options to purchase shares of Common Stock as provided herein.

     5.2 Grant and Exercise . Each Participant who is a Director on the date of the Public Offering shall be granted an Option on such date to purchase Five Thousand (5,000) shares of Common Stock without

                                                                       EXHIBIT A

further action by the Board or the Committee. On the date of each regular annual stockholder meeting of the Company to occur after the Effective Date, each person who is a Director on such date and is either continuing as a Director subsequent to the meeting or is elected to serve as a Director at such meeting shall be granted an Option to purchase Seven Thousand and Five Hundred (7,500) shares of Common Stock without further action by the Board or the Committee. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. In addition, the Compensation Committee may make additional grants of Options, from time-to-time, as determined by the Compensation Committee in accordance with the provisions of the Plan. Each Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant.

     5.3 Terms and Conditions . Options shall be subject to the following terms and conditions and to such terms and conditions as shall be determined by the Committee, including the following:

     (a) Option Period. The Option Period of each Option shall be fixed by the Committee; provided that no Option shall be exercisable more than ten (10) years after the date the Option is granted.

     (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be the Fair Market Value on the Grant Date.

     (c) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. Except as provided in an Agreement, an Option shall not be exercisable until the earlier of the day immediately preceding the date of the first anniversary of the Grant Date, provided the Participant is a Director on that date, and the date of the Participant's Extraordinary Termination of Directorship. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option.

     (d) Method of Exercise. Subject to the provisions of this Article V, a Participant may exercise Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment date and having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a full recourse promissory note or other full recourse evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 5.3(e); (iii) by authorizing the Company to retain shares of Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment and which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. No

                                                                       EXHIBIT A

shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. A Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued and transferred.

     (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

                  (i) lend to the Participant, on a full recourse basis, an amount equal to such portion of the Option Price as the Committee may determine; or

                  (ii) guarantee a loan obtained by the Participant on a full recourse basis from a third-party for the purpose of tendering the Option Price.

The remaining terms and conditions of any loan or guarantee, including the interest rate, and any security interest thereunder, shall be determined by the Committee, except that (1) the term of any loan may not exceed twenty-four months and (2) no extension of credit or guarantee shall obligate the Company for an amount to exceed the least of the Option Price, the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Option, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

     (f) Nontransferability of Options. Except as provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or the Committee's waiver of such condition.

     5.4 Extraordinary Termination of Directorship . Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs an Extraordinary Termination of Directorship, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Extraordinary Termination of Directorship or until the expiration of the Option Period, whichever period is the shorter.

     5.5 Other Termination . Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Directorship other than due to an Extraordinary Termination of Directorship, any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the three (3)-month period commencing with the date of such Termination of Directorship or until the expiration of the Option Period. The death or Disability of a Participant after a Termination of Directorship otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

                                                                       EXHIBIT A

                                   ARTICLE VI
                                 MISCELLANEOUS

     6.1 Amendments and Termination . The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under an Option granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in Section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

     The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Option theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in Section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

     The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Option to qualify for the exemption provided by Rule 16b-3. The Committee's discretion to amend the Plan or Agreement shall be limited to the Plan's constituting a plan described in Section (c)(2)(ii) of Rule 16b-3.

     Subject to the above provisions, the Board shall have authority to amend this Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Options which qualify for beneficial treatment under such rules without stockholder approval.

     Notwithstanding the foregoing, if any right under this Plan would cause an otherwise eligible transaction to be ineligible for pooling of interest accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting treatment shall be available.

     6.2 Unfunded Status of Plan . It is intended that the Plan be an "unfunded" plan of deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     6.3 General Provisions .

              (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof in violation of the Securities Act. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

              (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements.

                                                                       EXHIBIT A

              (c) Withholding. If determined to be required to protect the Company, no later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current tax deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

              (d) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

              (e) Controlling Law. The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

              (f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under the Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under the Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

              (g) Fail-Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

     6.4 Special Provisions Regarding a Change in Control .

                  (a) In the event of a Change in Control, before the Plan's approval by stockholders in accordance with Rule 16b-3, the condition of the Plan's approval by stockholders shall be waived and the Plan and grant of all Options shall be given effect without regard to such condition;

                  (b) Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control, any Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable.

                                                                       EXHIBIT A


                  (c) In the event of a Change in Control, if the Change in Control is within six (6) months of the Grant Date of an Option, such Option shall be cancelled in exchange for a payment to the Participant at the time of the Participant's Termination of Directorship equal to the amount by which the "Change in Control Price" (as defined in Section 6.4(d) per share of Common Stock exceeds the Option Price per share of Common Stock, multiplied by the number of shares of Common Stock granted under the Option to which this right applies, plus interest on such amount at the prime rate as reported from time to time in The Wall Street Journal, compounded annually and determined from time to time;

                  (d) For purposes of this Section, "Change in Control Price" means the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed during the sixty (60)-day period prior to and including the date of a Change in Control, or (ii) if the Change in Control is the result of a Corporate Transaction (as defined in Section 2.4(b) above), the highest price per share of Common Stock paid in such tender or exchange offer or a Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee; and

                  (e) Notwithstanding the foregoing, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     6.5 Rights with Respect to Continuance as a Director . Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of the Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in the Plan.

     6.6 Options in Substitution for Options Granted by Other Corporations . Options may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become Directors of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in the Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     6.7 Procedure for Adoption . Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed

                                                                       EXHIBIT A

by the Board of Directors, adopt the Plan for the benefit of its directors as of the date specified in the board resolution.

     6.8 Procedure for Withdrawal . Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

     6.9 Delay . If at the time, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability.

     6.10 Headings . The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

     6.11 Severability . If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

     6.12 Successors and Assigns . The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     6.13 Entire Agreement . The Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

     Executed on this ____ day of ________, 1995.

                                   KENSEY NASH CORPORATION

                                   By:
                                      --------------------------------------
                                    Title:
                                          ----------------------------------

PROXY                       KENSEY NASH CORPORATION

 Marsh Creek Corporate Center - East Uwchlan Avenue - Exton, Pennsylvania 19341

  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 1, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder(s) hereby appoints Joseph W. Kaufmann and Douglas
G. Evans, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Kensey Nash Corporation (the "Company") held of record by the undersigned as of October 13, 1999 which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on December 1, 1999, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341 at 10:00 a.m., local time, and at any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS:

[ ] FOR all nominees listed below                             [ ] WITHHOLD AUTHORITY
 (except as marked to the contrary below)                      to vote for all nominees listed below

--------------------------------------------------------------------------------
(Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

Douglas G. Evans, P.E.                            Walter R. Maupay, Jr.
(term to expire in 2002)                          (term to expire in 2002)

2. PROPOSAL TO APPROVE THE THIRD AMENDED AND RESTATED KENSEY NASH CORPORATION NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN.
                                [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS.
                                [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting.

            (Continued and to be signed and dated on reverse side.)

    THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                          Dated __________________________, 1999

                                          --------------------------------------

                                          --------------------------------------
                                          Signature(s)

                                          PLEASE MARK, SIGN, DATE AND RETURN
                                          THIS PROXY CARD PROMPTLY USING THE
                                          ENCLOSED ENVELOPE.

                                          [ ] MARK HERE FOR ADDRESS CHANGE AND
                                              NOTE AT LEFT

This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.